SUPPLEMENT
DATED DECEMBER 17, 2003
TO THE ACTIVA VALUE FUND
PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2003

Effective February 1, 2004, the Board of Trustees approved a change in the investment approach for the Activa Value Fund. The investment objective, which is to seek long-term capital appreciation, remains unchanged. As is currently the case, the Fund will invest primarily in common stocks of U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace. These "value stocks" are companies which have potential for long-term growth but which are trading at low valuations relative to intrinsic worth and/or historical market levels. The Sub-Adviser currently constructs the Fund's portfolio based upon the analysis and input of the firm's industry analysts, who often spend their careers covering a single industry. The change in investment approach is the use of an internally-developed, quantitative analytical approach to complement the analyst's fundamental research. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness factors focus on stocks with favorable sales and earnings trends to assess the appropriate time for purchase. Diversification is achieved by investing in a number of different industries and companies.

On December 4, 2003 the Board of Trustees approved an amendment to be the Fund's Sub-Advisory Agreement with Wellington Management Company, LLP. Under the amended Sub-Advisory Agreement, effective February 1, 2004, the Sub-Adviser will receive a fee from the Fund's Investment Adviser at the annual rate of 0.40% of the first $100,000,000 of average daily net assets of the Fund, and 0.30% of the assets in excess of $100,000,000. The current fee being received by the Sub-Adviser is .30% of the first $350,000,000 of average daily net assets of the Fund, and 0.25% of the assets in excess of $350,000,000. The minimum annual fee under both the present and the amended Sub-Advisory Agreement is $350,000.

The new sub-advisory fee will be higher than the fee currently being paid to the Sub-Adviser. However, it will continue to be lower than the sub-advisory fees approved by the Fund's shareholders on September 1, 1999, so long as the Fund's assets exceed approximately $78,000,000. The Investment Adviser will continue to waive its investment advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement or (b) the amount payable under the Sub-Advisory Agreement plus 20 basis points of average net assets.

The Fund paid total investment advisory fees (including sub-advisory fees) of $620,508 during the year ended December 31, 2002. If the new fee structure had been in effect during that year, the total amount paid would have been $720,508, an increase of 16.1%.

In considering the Amendment to the Sub-Advisory Agreement the Board of Trustees took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Trustees also considered the possibility of other benefits that might accrue to the Adviser, the Sub-Adviser and their affiliated companies, by virtue of their relationship with the Fund. The Board also considered additional information regarding the Sub-Adviser, including (i) its financial condition, and (ii) the size, education and experience of its staff.

In considering the foregoing factors the Board of Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors that it deemed to be material, the Board of Trustees concluded that the terms and conditions of the Amendment to the Sub-Advisory Agreement, including the compensation payable thereunder, were fair and reasonable. The Board of Trustees also concluded that the Sub-Adviser had provided satisfactory services to the Fund, and that the Sub-Adviser could be expected to continue to provide satisfactory services in the future.

The expected impact on the Fund's expense ratio is summarized in the Table below.

Jay Van Andel, a principal shareholder of the Fund, owns all of the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership (the "Partnership") which owns, as of November 30, 2003, 9,866,791 shares, or 51.0% of the outstanding shares, of the Fund. The Partnership is contemplating a redemption of approximately $30,000,000 during January 2004 as part of a reallocation of investment assets. After this redemption, the Partnership will own approximately 5,395,852 shares or 36.3% of the outstanding shares of the Fund, based upon its holdings on November 30, 2003. The redemption will not increase the Fund's annual operating expenses. However, it will decrease the size of the Fund's assets and therefore increase these expenses as a percentage of the Fund's assets.

The table below describes the fees and expenses you may pay if you buy and hold shares of the Value Fund subsequent to the above identified changes in the sub-advisory fee and the contemplated redemption.

                   Shareholder Transaction Expenses (Fees Paid
                  Directly from Your Investment) for each Fund.
                  ---------------------------------------------

   Shareholder Fees                                               None
   Maximum Sales Charge Imposed on Purchases                      None
   Maximum Deferred Sales Charge                                  None
   Maximum Sales Charge Imposed on Reinvested Dividends           None
   Exchange Fee                                                   None
   Redemption Fee                                                 None

                 Annual Fund Operating Expenses Paid by the Fund


                                               Year Ended       Anticipated Impact with
                                                  12/31/02             Changes
                                               -------------   ------------------------

    Management Fees                                .50%                 .60%
    Distribution & Service (12b-1) Fees            .15%                 .15%
    Other Expenses                                 .47%                 .53%
                                               ----------------------------------------
    Total Annual Fund Operating Expenses*         1.12%                1.28%


*Total Fund Operating Expenses are based upon total expenses incurred by the Value Fund for Class A for the year ended December 31, 2002. The maximum amount presently authorized by the Trustees under the Trust's distribution plan is 0.15% of 1%.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investment in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                       1 Year       3 Years      5 Years     10 Years
                                       ------       -------      -------     --------


Value Fund - Year ended 12/31/02        $114          $356         $617        $1,363

Value Fund - Anticipated Impact
             with Changes               $130          $406         $702         $1,545
